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                                                                    EXHIBIT 10.1


146                                                                       ITEM 1



                                        Feb 18 1929
For assignment of this Lease            For assignment of this Lease
to The State Savings & Trust Co.        to Tower Realty Co.
See page 580 of this Book               See Release Record 29, page 284


#9470          Frank M. Fauvre to German American Trust Co. (Lease).


         This Indenture made this 28/th/ day of April 1910 between Frank M. Fauvre and Lilian S. Fauvre his wife of Marion County in the State of Indiana hereinafter called the Lessors and the German American Trust Company a corporation organized and acting under and pursuant to the laws of the State of Indiana hereinafter called the Lessee,
Witnesseth:

         FIRST: The said Lessors, in consideration of the rents hereinafter reserved and of the covenants and agreements of the Lessee hereinafter expressed to be kept, performed and fulfilled by the Lessee, have demised and leased and do hereby demise and lease unto the said Lessee all the following real estate situate and being in the City of Indianapolis in the County of Marion and State of Indiana to-wit:

         Commencing at a point on the North line of Lot Eleven (11) in Square

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147

May 6 1929
For assignment of this Mortgage
to Tower Realty Co.
See Release Record 30 Page 153

Fifty Six (56) in the City of Indianapolis, twenty-eight (28) feet and ten (10) inches East of the north west corner of said Lot, thence East along the North line of said Lot Fifty Eight (58) feet and Nine (9) inches to the Northeast corner of said Lot; thence South along the East line of said Lot, One hundred five (105) feet; thence due West eighteen (18) feet to a point; thence Northwestwardly forty five (45) feet to a point (on a straight line which, if extended, would meet the West line of said lot on Circle Street at a point eight
(8) feet Northeastwardly from the Southwest corner of said lot), thence due North eighty four (84) feet and two (2) inches to the place of beginning.

     Also, beginning on the West line of Eleven (11) in Square Fifty Six (56) in the City of Indianapolis at a point on Circle Street eight (8) feet North of the South West corner of said Lot; thence North along Circle Street on the West line of said lot, Sixty six (66) feet and two (2) inches to the Northwest corner of said lot; thence East along the North line of said lot twenty eight (28) feet and ten (10) inches; thence South parallel with the East line of said lot eighty four (84) feet and two (2) inches to a point; thence Northwesterly to the place of beginning and meaning hereby to include all the real estate owned by the Lessors in said Lot Eleven (11) Square Fifty Six (56) in the City of Indianapolis.

     To have and to hold the above described real estate and premises, with the rights, privileges, easements, and appurtenances thereunto attached and belonging (subject however to

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all outstanding leases and contracts for water, light and heat relating thereto)
unto the said Lessee, the German American Trust Company, its successors and assigns, for and during the term of Ninety Nine (99) years, beginning on and with the first day of May A.D. 1910 and ending on and with the 30th day of April A.D. 2009, paying rent therefor and yielding possession thereof as hereinafter provided.

     SECOND: The said Lessee, in consideration of the leasing of the said real estate and premises as aforesaid by the said Lessors to it, the said Lessee does hereby covenant and agree to and with the Lessors, to pay to the Lessors rent for said real estate and premises as follows: for each of the first ten (10) years of said Ninety Nine (99) year term, the Lessee will pay as such rent for the sum of Twelve Thousand ($12000) Dollars per year; for each of the succeeding forty (40) years of said Ninety Nine (99) year term, the sum of Fifteen Thousand ($15000) Dollars per year and for each of the succeeding forty nine (49) years of said Ninety nine (99) year term, the sum of Eighteen Thousand ($18000) Dollars per year, all to be paid without any deduction or abatement whatever, and without relief from valuation and appraisement laws and with attorney's fees, and all to be paid in monthly installments in advance, [vis]: One Thousand ($1000) Dollars a month for the first ten (10) years of said term, Twelve Hundred Fifty ($1250) Dollars a month during the succeeding forty (40) years of said term, and Fifteen ($1500) Dollars a month for the remaining forty nine (49) years of said term, all to be paid at the office of the Lessee in Indianapolis, Indiana, or at such other place in said City of Indianapolis as the Lessors may from time to time previously designate in writing to the Lessee, and it is further agreed by the parties

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148

all rent reserved and agreed to be paid under this lease shall be paid in standard gold coin of the United States of America, and by the word "Dollar" wherever used in this lease, is meant a Dollar that shall contain at least twenty five and eight tenths (25.8) grains of gold of the standards of weight and fineness observed at the mints of the United States and fixed by the laws at the time of the execution of this instrument.

     It is expressly understood and agreed by the parties that no acceptance by the Lessors of any currency, legal tender, checks, coin, money or value whatever other than such standard gold coin in payment of any rent hereunder shall be construed a waiver by the Lessors of their right to demand payment of any future rent in such gold coin.

     THIRD: As a further consideration for the leasing and demising aforesaid, said Lessee further covenants, promises and agrees to bear, pay and discharge, in addition to said rent reserved, all rates, taxes, charges for revenue and otherwise assessments and levies, general and special, ordinary and extraordinary of every name nature and kind whatsoever, including water rates, which may be taxed, charged assessed, levied or imposed upon said demised premises, or upon any and all buildings and improvements thereon, and all which may be assessed, levied or imposed upon the leas-hold estate hereby created and upon the reversionary estate in said premises, during the term hereby granted and so long thereafter as said Lessee, its successors and assigns, shall occupy said demised premises, regular and in addition two thirds of the taxes levied for the year 1910, the other one third of which shall be paid by the Lessors by paying two thirds of the first installment of such taxes payable in the spring of 1911. And the Lessee further covenants and agrees to deliver to said Lessors duplicate receipts for all taxes and assessments to

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be paid by it hereunder, causing them to be made out in the name of the Lessors or of their successors or assigns and to be mailed to the Lessors, their successors or assigns before the day when the same would be in default.

     FOURTH: The Lessee further covenants and agrees to and with the Lessors to erect, finish and complete at the Lessee's own expense within fifteen years from the date hereof upon the said demised premises a fireproof building covering substantially the entire premises and to be constructed in a good and suitable manner, which building shall be in value not less than the sum of Fifty Thousand dollars (50,000) at the time of its construction and shall be so constructed as to be adapted to business purposes and in accordance with the ordinances of the City of Indianapolis.

     All elevators and light shafts therein shall be protected against fire in a good and substantial manner. And the Lessee further agrees to save the Lessors harmless on account of any injury to owners of adjoining property by reason of the erection of any improvements upon the said demised premises, and to

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149

complete said building free of all mechanic's liens or claims which might ripen into Mechanics Liens against said property.

     Before entering upon the removal of the existing structures upon said premises preparatory to erecting such new building, the Lessee shall give security satisfactory to the Lessors in the sum of Twenty Five Thousand Dollars ($25000) to insure the completion of said building free of all liens as herein provided, and upon the completion of such building in accordance with the terms and conditions hereof, such security shall be surrendered and cancelled.

     Nothing in this lease contained however shall authorize the Lessee to do any act or make any contract so as to encumber in any manner the title of the Lessors in said land, or the Lessors interest in any buildings or improvements thereon or to be erected thereon.

     FIFTH: It is agreed between the parties that if the Lessee should at any time during said Ninety Nine year term suffer said leased premises or any building or improvement thereon to become subject to a mechanic's Lien and should suffer either to be exposed for sale in satisfaction thereof the Lessors shall have the right, at their option, to pay off and discharge such lien and thereby prevent such sale and the amount so paid including any expenses paid or incurred by the Lessors, shall be at the option of the Lessors, be so much additional rental due to the Lessors from the Lessee and the same with interest from the date of such payment by the Lessors at the rate of six (6) per cent per annum shall be paid by the Lessee to the lessors at the then next rent paying day; or in case said real estate or any building or improvement thereon shall be sold in satisfaction of any mechanic's Lien and shall not be redeemed from such sale by the Lessee as early as thirty (30) days before the right of redemption shall expire, the Lessors

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may at their option terminate this lease by giving the Lessee ten (10) days written notice of their purpose so to do stating in the notice that the lease will be terminated for that cause and if upon such notice being given the Lessee shall not redeem said real estate or building or improvement from such sale or fully discharge such lien, then upon the expiration of said ten (10) days, this lease and all of the Lessee's rights as tenant hereunder shall be an end and the title to all buildings and improvements on the leased premises shall forthwith vest in the Lessors without any compensation being paid or rendered therefor, and the Lessors may enter upon and take possession of the demised premises and of all the buildings and improvements thereon.

     Provided, however, that if the Lessee shall desire to contest the legality of any such Mechanic's Lien and shall give notice in writing of its intention so to do together with a bond with security to the approval of said Lessors against loss on account of such lien, the Lessors shall not exercise the privilege herein granted to pay off such lien.

     It is further agreed and notice in hereby given that no Mechanic's or other lien shall in any way, manner or degree, affect the claim of the Lessors on any building or improvement that shall at any time while the lease is in force be upon the leased premises, nor shall any such lien attack to the Lessors rights in said premises.

     SIXTH: The Lessee agrees that it will of its own expense and as long as this lease

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150

still be in force, keep any buildings and improvements that shall at any time be upon the demised premises insured against fire, storm or other casualty, to good and responsible companies such as will meet the approval of the Lessors to an amount not less than Sixty percent of the insurable value of all improvements on such property, and that it will cause the policies therefor at all times to be assigned to and in event of loss to be made payable to the Lessors, as their interest may appear and permit the Lessors to hold such policies as additional security for the rentals herein reserved and for the repair or rebuilding as herein provided for. In case there shall be a destruction of or injury to said building by fire or other cause for which insurance money shall be payable and shall have been paid to the Lessors on any policy the said Lessors shall pay the same to the Lessee upon Architect's certificate as the building or improvements are rebuilt or restored as may be necessary to effect such rebuilding or restoration as herein provided.

     If the whole amount of such insurance money so received by the Lessors shall by a certificate of estimate made by the architect not be sufficient to effect such rebuilding or restoration then the Lessors shall from said fund and the Lessee from funds otherwise supplied by it, equally supply the money to meet the Architect's estimates until the unpaid part of the cost as estimated by the Architect shall not be greater than the balance of such insurance money in the hands of the Lessors, and from that time on the Lessors shall supply all the money from said insurance fund. The Lessors shall not be liable for interest on said fund, except after breach on their part to make payments therefrom, as above specified and any such fund shall be a trust fund in the hands of the Lessors, to be used for such rebuilding or restoration, and as an additional security as aforesaid for the rental herein reserved.

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         The Lessors shall not be responsible for the collection from the insurer of any such insurance money, and the Lessors shall when the buildings and improvements shall or have been rebuilt or restored, agreeably to the provisions of this lease, forthwith pay to the Lessee any balance of such insurance money so received by the Lessors.

         The Lessee agrees that in case of any injury to or the destruction of said buildings or improvements by fire or other casualty, and from time to time as may happen, the Lessee will rebuild and repair the same upon the same general plan and dimensions as before such injury or destruction, or on such other plan as the Lessors and Lessee may mutually approve in writing; and that it will effect and complete such repair and rebuilding and have the building or improvements so injured or destroyed ready for occupancy within twelve months from the date of the fire or casualty; that it will effect such restoration and rebuilding at its own expense and supply the money therefor to the extent such

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151

insurance money collected by the Lessors if any shall be insufficient for that purpose.

         If however such injury or destruction shall occur within a period of twelve months next before April 30/th/ 2009, and the Lessee shall not have exercised the right to extension for additional term as hereafter provided, then the obligation to rebuild or restore shall be at an end and the Lessors shall be entitled to immediately appropriate as their own in the place of such improvements so destroyed or injured, all insurance moneys collected on account of such injury or destruction.

         A failure of the Lessee to rebuild or restore as herein provided shall be a ground of forfeiture at Lessors option of this lease for the then remainder of its term and upon such forfeiture declared to re-enter the premises and as liquidated damages to retain as the Lessors own property any insurance money then in the Lessors hands.

         If the Lessee shall fail to keep its covenants respecting the taking and keeping up of insurance, the Lessors may at their option effect and pay for and keep up such insurance and the cost thereof with interest at the rate of six
(6) per cent per annum shall be additional rental and on demand be paid as such by the Lessors to the Lessee at the then next rent paying day.

         SEVENTH: It is further agreed that at all times while this lease shall be in force the demised premises shall be used exclusively for proper and legitimate purposes; that the Lessee will not use or suffer the demised premises or any portion thereof to be used for any purpose calculated to injure the reputation thereof or of the neighboring property, nor for any purpose in violation of any law of the United States or of the State of Indiana or of any Ordinance of the

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City of Indianapolis, or for any immoral or unlawful purpose, or for any trade, business occupation or vocation which may be disreputable or immoral.

         The Lessee further agrees that it will at its own cost keep all buildings and improvements that may at any time while this lease is in force be on the demised premises and all appurtenances thereto, including sidewalks, steps and excavations in or under the sidewalks, in a good and safe condition and any alley adjoining said premises in clean and safe condition, and will conform to all ordinances and laws affecting said premises and the sidewalks, streets and alleys about the same, and that it will keep and save the Lessors forever harmless from any penalty, damages or charges imposed for the violation of any such law or ordinance, whether occasioned by the neglect of the Lessee or of any other tenant or subtenant of said premises; and the Lessee will indemnify and save harmless the Lessors against and from all loss, costs, damages and expense arising out of any accident or other occurrence causing injury to any person or property arising upon the leased premises or the streets, alleys or sidewalks adjacent thereto, and the Lessee will indemnify and save harmless the Lessors from any claim for damages or penalty arising from the sale or giving away on or about the leased premises of any intoxicating liquors and free from any loss, costs, damages or expense arising out of the failure of the Lessee to comply with any requirements of this lease binding the Lessee.

         EIGHTH: The Lessee agrees as a condition of this lease that it will not assign

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152

the same for the whole or any part of said term, except by way of mortgage, before the contemplated building shall have been completed and fully paid for as aforesaid; but the Lessee may when such building shall have been so completed and shall have been fully paid for and be free from Mechanic's Liens and from claims that might ripen into such liens and from similar charges on the premises, sell or assign this lease and the Lessee's interest in the leased premises and in the buildings and improvements thereon provided that at the time of such sale or assignment all rent, taxes, assessments, insurance and other charges of every kind, payable hereunder by the Lessee, and payable before the date of such assignment, shall have been paid, and provided that all covenants and agreements herein contained to be kept and performed by the Lessee shall at that date have been fully kept and performed, and provided further that the sale or assignment shall be evidenced in writing and be duly executed and acknowledged under seal by both the assignors and assignee and shall be duly record in the Recorder's Office of Marion County, Indiana, and provided further that the assignee or purchaser shall therein in terms expressly accept, assume and agree to perform all of the Lessee's promises, covenants and agreements in this lease contained thereafter to be performed.

         And the Lessee covenants and agrees as a condition of this lease that it will not make any sale or assignment of its rights thereunder except in manner and form as aforesaid. It is agreed by the parties and notice is hereby given, that any such sale or assignment which shall not be in strict conformity with the foregoing provisions shall be absolutely void.

         Any such assignee or purchaser, immediate or remote, of the Lessee may assign or sell this lease and all his interest thereunder by complying with the above provisions and not

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otherwise. The Lessee, so assigning or selling, or any assignees, immediate or remote, of the Lessee, so assigning or selling, shall from the date of such sale or assignment be released and discharged in respect of each and every agreement of this lease to be performed by the Lessee, provided any assignment or sale shall have been a bona fide transfer of the assignor's or seller's interest in the demised premises and shall have been effected in all respects conformably to the foregoing provisions.

         No building or improvement erected upon the demised premises in performance of the provisions of this lease shall be removed or torn down without the consent in writing of the Lessors.

         NINTH: It is further agreed that the Lessors shall not be liable hereunder upon any express or implied covenant, for any damages whatsoever to the Lessee beyond the rent reserved herein for breach of covenant and that in event the Lessee shall be ousted from the possession of said premises by reason of any defect in the title thereto of the Lessors, the Lessee shall not be required to pay any rent for the time the possession is so lost and the Lessors shall not be liable

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153

on account of such ouster beyond the loss of rent accruing during that time.

         TENTH: It is agreed by the parties that any rent payable hereunder shall bear interest at the rate of six (6) per cent per annum from the date of its maturity to the date of its payment.

         ELEVENTH: It is further agreed by the parties that the Lessors may, at their option, pay any rates, taxes, assessments water rates or other charges upon the demised premises and reversionary interest therein as to which the Lessee shall under the terms hereof be in default, and may likewise pay, cancel and clear off all tax sales, liens, charges and claims upon the demised premises or reversionary interest, and redeem said premises from the same and the amount paid for any such purpose, including reasonable expenses, shall be additional rent and shall be paid as such, with interest at the rate of six (6) per cent per annum by the Lessee to the Lessors on demand at the then next paying day, and the lesser shall be so reimbursed and paid any such claim without respect to the validity or invalidity of the rate, tax, assessment, or other charge or lien so discharged by the Lessors.

         TWELFTH: If the lessee shall at any time make default in the payment of any rent herein reserved on or before the day it becomes payable and such default shall continue for thirty days after notice thereof in writing by the Lessors or their agent to the Lessee or in case of the Lessee's default in relation to liens as hereinbefore provided and such default shall continue for thirty days after such written notice, or if the Lessee shall fail to pay within the time herein agreed, any rates, taxes, or assessments herein provided to be paid by the Lessee, or in case of the sale or forfeiture of the demised premises or any part thereof during the demised term for the non-payment of any tax, rate or assessment, or in case the Lessee shall fail to keep insured any

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building or improvement which may be at any time upon the premises or fail to expend the insurance money or fail to rebuild or shall fail in any of the Lessee's covenants herein undertaken, all as herein provided for, then and in any or either of such events it shall be lawful for the Lessors at the Lessors election, after thirty (30) days previous notice in writing, to the Lessee, to declare the demised term ended and to re-enter into the demised premises and the buildings and improvements then thereon, or any part thereof, with or without process of law, the Lessee hereby waiving any demand of possession thereof.

         And the Lessee covenants and agrees that upon the termination of said demised term brought about by such election of the Lessors or in any other way herein provided, the Lessee will surrender and deliver up the demised premises and property peaceably to the Lessors, their agents or attorneys immediately the term shall end, and if the Lessee or any one claiming under or through it shall hold the demised premises or any part thereof one day after the same should have been surrendered according to the terms of this lease, it [shall,] they shall be deemed guilty of forcible detainer and shall be subject to eviction and removal forcibly or otherwise, with or without process of law.

         THIRTEENTH: It is agreed between the parties that at the expiration of this lease or if this lease shall be determined before the end of said Ninety Nine (99) year for breach of

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154

covenant or for condition broken, all buildings fixtures and improvements then situate upon the demised premises shall be and become the property of the Lessors and the compensation therefor shall be allowed or paid to the Lessee.

         FOURTEENTH: It is agreed by the parties that the various rights, powers, options, elections, appointments, and remedies of the Lessors contained in this Lease shall be cumulative, that no one of them shall be exclusive of the other or exclusive of any rights or priorities allowed the Lessors by law.

         FIFTEENTH: It is further agreed by the parties that the right herein given to the Lessors to collect the rent to fall due hereunder by any proceedings herein provided for, and the right to collect any sum or sums as additional rent by any proceedings herein provided or the right herein given the Lessors to enforce any of the terms and provisions of this lease, shall in no way effect the Lessors right to declare the lease void and its terms ended, as herein provided, when default shall be made in the payment of said rent or as respects any of the terms and provisions of this lease.

         SIXTEENTH: If the Lessors shall without any fault on their part be made parties defendant to any litigation by or against the Lessee in respect of said demised premises, the lessee shall pay all costs and Attorney's fees incurred by or against the Lessors in enforcing the Lessee's covenants and agreements in this lease undertaken, and that any such costs or attorney's fees, so to be paid by the Lessee, if paid by the Lessors, and the rent reserved in this lease and all taxes assessments and other moneys and charges provided in this lease to be paid to the Lessors by the Lessee, shall be and are hereby declared to be a first lien upon all buildings and

                                       16

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improvements that shall at any time while this lease is in force be placed upon the demised premises by the Lessee and shall be a like lien upon the leasehold estate hereby created and upon the rents of all buildings and improvements at any time on the leased premises while this lease shall be in force.

         SEVENTEENTH: It is agreed as a condition of this lease that whenever in the opinion of the Lessors or under the conditions hereof it shall be deemed necessary for the interest of the Lessors to serve a notice or demand on the Lessee concerning this lease or concerning any of the conditions or provisions hereof, a sufficient service thereof may be had by leaving a copy of the notice or demand at the office of the Lessee in Indianapolis, Indiana; or in event the Lessee does not maintain any office in the city of Indianapolis at the time when such notice is given, then by publicly posting such notice on the demised premises and mailing a copy thereof by registered mail to the last address of the Lessee known to the Lessors.

         EIGHTEENTH: It is agreed by the parties that no waiver of a breach of any of the covenants of this lease shall be construed a waiver of any then future breach of the same covenant.

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155

         NINETEENTH: The Lessors hereby agree that for any insurance money that shall come into their hands agreeably to the terms of this lease, the Lessee shall have a lien, as of the date of this lease upon the Lessors right, title and estate in fee simple of the demised premises and upon its interest in the buildings thereon hereunder until such insurance money shall have been paid out by the Lessors agreeably to the term of this lease. Or if the Lessee should deem such security or the financial responsibility of the Lessors or of their successors or assign hereunder entitled to so receive and handle such insurance money inadequate, then the Marion Circuit or Superior Court may upon ten (10) days notice to the Lessors on the petition of the Lessee appoint a Receiver or Trustee of said funds who shall deal with it as the Lessors would hereunder had they received the same.

         TWENTIETH: It is agreed by the parties that the covenants, agreements, conditions and requirements of this lease shall bind and enure to the benefit of the parties themselves and of their respective successors and assigns and wherever the parties themselves are referred to therein, their respective successors and assigns shall be embraced by such reference and all of the covenants of this lease shall be construed as covenants running with the land.

         TWENTY FIRST: The said Lessee, its successors and assigns, is hereby given the option of renewing said lease for an additional period of Ninety Nine
(99) years, provided it gives notice in writing to the Lessors or their assigns of its intention to renew the same not less than ten (10) years prior to the expiration of the original ninety nine (99) year term; and in event it shall exercise such right of renewal, the rental to be paid during such additional term shall be fixed by three appraisers, one to be chosen by the Lessors and one by the Lessee and a third by

                                       18

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the two thus chosen and the decision of a majority thereof in writing shall be binding upon both parties; such rental shall be fixed at a sum equal to four percent of the appraised value of the real estate covered by this lease and the improvements located thereon at the expiration of the original Ninety Nine (99) year term; such appraisement to be made within the ninety days next prior to the expiration of the original lease; but in no event shall the rental thus fixed be less than the sum of Eighteen Thousand Dollars ($18,000.00) per year, and the rental thus fixed shall be paid at the same place and in monthly installments in advance as is provided for the rentals under the original lease; and in addition to such rental the Lessee shall pay all taxes and other assessments provided to be paid during the term of the original ninety nine (99) year lease.

         In Witness Whereof, the said Frank M. Fauvre and Lilian S. Fauvre his wife have hereunto set their hands and seals and the said Lessee, the German American Trust Company in pursuance of appropriate action authorizing the same, has caused this instrument to be executed in its name and on its behalf by Albert E. Metzger its President and the due execution thereof attested by William J. Kasberg its Secretary and by its corporate seal hereto affixed the day and year first above written.

                                              Frank M. Fauvre.

                                              Lilian S. Fauvre.

                                 German American Trust Company (CORP (LS) SEAL).

                                 By Albert E. Metzger, President.
Attest:

William J. Kasberg, Secretary.

                                       19

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156

State of Indiana

County of Marion SS:

         Before me the undersigned a Notary Public in and for said County and State this 28/th/ day of April 1910 personally appeared Frank M. Fauvre and Lilian S. Fauvre his wife and acknowledged the execution of the foregoing Instrument, and also appeared Albert E. Metzger, President of the German American Trust Company and for and on behalf of said Company acknowledged the execution of the foregoing Instrument.

         Witness my hand and Notarial Seal.

                                     Henry H. Hornbrook (LS)
                                     Notary Public

My Commission expires May 27, 1911.

         Recorded May 21/st/ 1910 at 11:00 O'Clock a.m.

                                       20

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2                                                                         ITEM 2


May 6, 1929
For Assignment of this Mortgage to Tower Realty Co.
See Release Record 30 Page 153
[TT Co. #19718]

[25187]     Frank M. Fauvre (etux) to The State Savings and Trust Co. [Lease]


         This Indenture Made and Entered Into this 31st day of January, 1914 between Frank M. Fauvre and Lilian S. Fauvre, his wife, hereinafter called the Lessors and the State Savings and Trust Company, hereinafter called the Lessee, is in witness:

         1. That the Lessee is desirous of taking an assignment of the ninety nine year lease held by the German American Trust Company on the ground of the Lessors in the City of Indianapolis, Marion County, Indiana, at the southeast corner of Market Street and Circle Street, on Monument Place, which ground is now occupied by the De Soto building and by the Franklin Building and which ground is more particularly described as follows:

         Commencing at a point on the North line of Lot Eleven (11) of square Fifty-six (56) in the City of Indianapolis, Twenty-eight (28) feet and ten (10) inches east of the northwest corner of said lot, thence East to the East line of said Lot Fifty Eight (58) feet nine (9) inches to the northeast corner of said Lot; thence south along the east line of said lot One Hundred and Five (105) ft., thence due West eighteen (18) feet to a point; thence northwestwardly Forty-five (45) feet to a point (on a straight line which if extended, would meet a west line of said lot on Circle Street at a point Eight (8) feet northeastwardly from the Southwest corner of said lot thence due North Eighty-four (84) feet Two (2) inches to the place of beginning.

     Also beginning on the West line of Lot Eleven (11) in square Fifty six (56) in the City of Indianapolis, at a point on Circle Street and Eight (8) feet North of the Southwest corner of said Lot, thence North along Circle Street on the west line of said lot, Sixty-six (66) feet Two (2) inches to the Northwest corner of said Lot, thence East along the North line of said Lot Twenty-eight
(28) feet, and ten (10) inches; thence south parallel with the East line of said Lot Eighty-four (84) feet and Two (2) inches to a point; thence Northwesterly to the place of beginning and meaning hereby to include all the real estate owned by the Lessors in said Lot Eleven (11) Square Fifty-six (56) in the City of Indianapolis.

     2. That before the Lessee will take an assignment of said lease, it desires to secure the consent of the Lessors to such assignment also to certain alterations in the present buildings, hereinafter set out.

     3. That the Lessors hereby consent and agree that the lessee may make such alterations in the De Soto Building as it sees fit to make to adapt it to banking purposes, not distracting from the strength or value of the building, and may put a new front thereon and put a vault or vaults and bank fixtures therein and upon any termination of said lease, or upon any sub-lease or transfer of the same made in accordance with the terms of said 99 year Lease but not otherwise, may, if it chooses so to do, remove such vault or vaults and bank fixtures, restoring the building to [such] as may be is the

3

same and at least as good a condition, as that in which it may be before the installation of such vault or vaults and fixtures, and the Lessee may take the stairway out of the De Soto Building and alter and reconstruct the stairway in the Franklin Building so as to make it a joint stairway between the two buildings giving access to the upper floors of both buildings and may put in an elevator and elevator entrance giving access to all the floors and basements of said buildings.

     4. That the Lessors hereby consent to the assignment and transfer of said ninety-nine year lease to the Lessee, and to such building alterations, the same to be effective immediately upon the execution of such transfer. The consent herein given for such assignment and transfer and alterations is given in consideration of the payment to the Lessor, Frank M. Fauvre of the sum of Five Thousand Five Hundred Dollars ($5,500.00), and the Lessor, Frank M. Fauvre hereby agrees to invest the entire amount of said consideration in the stock of the Lessee, paying therefore the present sale price of $110.00 per share, the subscription for said stock being made contemporaneous with, and as a part of, this agreement.

     5. That the Lessee, in accepting the assignment of said ninety-nine (99) year lease, agrees that said lease shall be interpreted as placing upon the Lessee under said lease the obligation of paying all income taxes assessed or levied against the Lessors by the United States Government, on account of the rentals derived from the property covered by said lease, and also any new tax by whatever name called that may be assessed or levied by any lawful authority whatever on account of said property or the income derived therefrom.

     6. That the Lessee agrees as an additional consideration for the consent of the Lessors to said assignment to save the Lessors harmless from the payment of interest from September 3/rd/,

1913, to September 3/rd/, 1914, in excess of five and one-half per cent on the mortgage now standing against the property described in said ninety-nine (99) year lease and will cause said mortgage to be carried without foreclosure or any expense in anticipation of foreclosure or collection proceedings until said last named date.

     7. This agreement shall go into effect whenever the Lessee shall secure an assignment of said ninety-nine (99) year lease from the German American Trust company, and shall have no effect whatever until such assignment is secured.

     In Witness Whereof, the Lessors hereunto affix their hands and seals, and the Lessee by its officers sign this agreement, attesting the same by its corporate seal.

                                      Frank M. Fauvre
                                      Lilian S. Fauvre


                                      The State Savings & Trust Co. (CORP SEAL)

                                      By Mord Carter
                                      President.

Attest:

B.W. Ralston,
Secretary.

4

State of Indiana    )
                    ) ss:
Marion County       )

     Before me the undersigned a Notary Public, in and for said county and state personally appeared Frank M. Fauvre and Lilian S. Fauvre, his wife, and acknowledged the execution of the foregoing instrument this 31/st/ day of January, 1914.

     Witness my hand and Notarial Seal, the day and date last above written.

                                       Imogene M. Shaw (LS)

                                       Notary Public.
                                       My Commission expires, January 6, 1915.

State of Indiana    )
                    ) ss:
Marion County       )

     Before me, the undersigned, a Notary Public, in and for said county and state, this day personally appeared Mord Carter as President of The State Savings & Trust Company and Boyd W. Ralston as Secretary of said company and as such president and as such Secretary and for and on behalf of said company acknowledged the execution of the foregoing instrument.

     Witness my hand and Notarial Seal, this 31/st/ day of January, 1914.

                                          Chester W. Henry (LS)

                                          Notary Public.
                                          My Commission expires, Sept. 3, 1914.

Recorded June 28, 1926 at 9:20 O'clock A.M.

580                                                                       ITEM 3

May 6, 1929
For Assignment of this Mortgage to
Tower Realty Co.
See Release Record 30, Page 153]

#3477     Assignment for 99 Year Lease on Page 146, This Book, to The State
                                                       Savings & Trust Co.

This agreement made and entered into the 13/th/ day of February, 1914, by and between German American Trust Company, a corporation duly organized and acting under the laws of the State of Indiana, party of the first part, and The State Savings and Trust Company, a corporation duly incorporated under the laws of the State of Indiana, party of the second party, witnesseth:

     For and in consideration of the sum of One ($1.00) Dollar and other valuable considerations, the receipt whereof is hereby acknowledged, the first party does hereby assign and transfer unto the second party, all its right, title and interest in and to a certain leasehold estate held and possession by the first party under the certain contract of lease entered into on the 28/th/ day of April 1910, by and between Frank M. Fauvre and Lilian S. Fauvre, lessors, and the first party hereto, lessee, which lease is recorded in miscellaneous record 63 pages 146, et seq. in the records kept in the office of the Recorder of Marion County, Indiana.

     And the said first party does hereby covenant and warrant that it is possessed of a good title to said leasehold estate; that it has not conveyed or encumbered the same and that it has fully complied with all the terms and conditions of said lease required to be kept and performed by the lessee up to and including the date hereof, and that there is no lien or claim against the real estate covered by said lease which the lessee is obligated to discharge other than taxes not delinquent and there are no tenants in possession on the first floor of the De Soto building thereon with right to hold beyond the first day of March 1914, except the one occupying the east room thereof, and his tenancy expires May 1/st/ 1915.

     The second party hereto in consideration of such assignment and transfer does hereby accept, assume and agree to perform all of the promises, covenants and agreements in said lease contained hereafter to be performed by the lessee under the terms of said lease, including the taxes payable in the year 1914. Rentals and Insurance premiums shall be pro rated to the date hereof.

     It is expressly understood and agreed that this assignment is subject to the party of the second part securing the written consent of said Frank M. Fauvre and Lilian S. Fauvre, his wife, lessors, hereto, and shall be wholly inoperative, null and void unless such consent is procured.

     In Witness Whereof the parties hereto have caused this agreement to be executed by their respective Presidents and the due execution hereof to be attested by their respective Secretaries, and their corporate seals hereto affixed this 13/th/ day of February 1914.

                                  German American Trust Company (Corp (LS) Seal)

                                  By A.E. Metzger, President.

Attest:
William J. Kasberg, Secretary.

                                  The State Savings and Trust Company (Corp (LS)
                                  Seal)
                                  By Mord Carter, President.
Attest:

B.W. Ralston, Secretary.


State of Indiana, Marion County; ss:

         Before me, the undersigned, a notary public in and for said County and State, this 13/th/ day of February 1914, personally appeared Albert E. Metzger, President of the German

American Trust Company, and Mord Carter, president of the State Savings and Trust Company, each of whom on behalf of the Company of which he is President, acknowledged the execution of the foregoing instrument as his voluntary act and deed.

         Witness my hand and notarial seal.

                                                     Russell G. Sumner (LS)
My commission expires May 12, 1914.                  Notary Public

                                    Recorded Feb 14 1914, at 9 3/4 O'Clock AM.

4                                                                         ITEM 4

May 6, 1929
For Assignment of this mortgage
to Tower Realty Co.
See Release record 30 page 153

25128         Frank M. Fauvre (etux) to State Savings & Trust Co. (Lease)

         This Agreement, made and entered into this 16/th/ day of November, 1921, by and between Frank M. Fauvre and Lilian S. Fauvre, his wife, hereinafter called the "Lessors" and The State Savings & Trust Company, and Indiana corporation, hereinafter called the "Lessee," Witnesseth:

         Whereas, the Lessors, under date of April 28/th/, 1910, entered into a certain ninety-nine year lease covering a part of Lot No. Eleven (11), in Square Fifty-Six (56), in the City of Indianapolis, to the German American Trust Company, and which lease is duly recorded in Miscellaneous Record 63, page 146, n the office of the Recorder of Marion County, Indiana; and

         Whereas, under date of January 31/st/, 1914, a supplemental instrument was entered into by an between said Lessors, and The State Savings & Trust Company, hereinabove referred to, by the terms of which agreement and on the

5

considerations therein expressed, said Lessors consented to the assignment of said ninety-nine year lease to said The State Savings & Trust Company, which supplemental agreement is recorded in Miscellaneous Record 63, page 580, in the office, of the Recorder of Marion County, Indiana; and

         Whereas, by the terms of said original ninety-nine year lease, it is provided that the Lessee thereunder shall within fifteen (15) years from the date thereof, that is, from April 28/th/ 1910, erect a new building upon the demised premises, all as is more particularly set forth in Article IV of said original lease; and

         Whereas, said Lessee now desires to secure an extension of ten (10) years of the time within which such new building shall be erected, and the Lessors are wiling to grant such extension of time on certain terms and conditions;

         Now Therefore, it is hereby agree by and between the parties hereto as follows:

         1. The said The State Savings & Trust Company, Lessee, hereby agrees to pay unto the Lessors, in addition to all other payments provided to be made by it under the terms of said original lease hereinabove referred to, or of said supplemental agreement hereinabove referred to, the sum of Eight-Five Dollars ($85.00) per month during the period of ten (10) years covered by said ninety-nine year lease, beginning with the cash rental due May 1/st/, 1924, and ending with the payment due the 1/st/ day of April, 1934, and such payments shall be made wholly irrespective of whether or not the said Lessee shall erect such new building before the expiration of the ten (10) year extension herein provided for.

         2. In consideration whereof, the Lessors hereby consent and agree that the time within which the new building provided by Article IV of said original lease to be erected by the Lessee, shall be erected, is hereby extended from the 28/th/ day of April, 1925, to the 28/th/ day of April, 1935.

         3. It is distinctly understood and agreed that except as herein provided, all the terms and conditions of said original lease and of said supplemental agreement hereinabove referred to, including the payment by the Lessee of all income taxes assessed or levied against the Lessors by the United States Government on account of the rentals derived from the property covered by said lease, and also any new tax by whatever name called, that may be assessed or levied by any lawful authority whatsoever on account of said property, or the income derived therefrom, shall remain in full force and effect, and the same shall be deemed to apply to the additional rental herein provided for, a well as to that provided by the original lease.

         In Witness Whereof, said Frank M. Fauvre and Lilian S. Fauvre, his wife, have hereunto set their hands and seals, and The State Savings & Trust Company has caused this instrument to be executed in its name and on its behalf by Eben H. Wolcott, its President, and the due execution thereof to be attested by Roy [Sahm], its Secretary, and its corporate seal hereunto affixed, this 16/th/ day of November 1921.

                                 Frank M. Fauvre
                                 Lilian S. Fauvre

6

                                     The State Savings & Trust Company

                                     By, E.H. Wolcott
                                     President

Attest: Roy [Sahm],
     Secretary

State of Indiana     )
                     ) ss:
County of Marion     )

         Before me, the undersigned, a Notary Public, in and for said County and State, this 16/th/ day of November, 1921, personally appeared Frank M. Fauvre and Lilian S. Fauvre, and acknowledged the execution of the foregoing instrument.

         Witness my hand and Notarial Seal.

                                     Kathryn Holland (LS)
                                     Notary Public.
         My Commission expires, February 7, 1923.

State of Indiana     )
                     ) ss:
County of Marion     )

         Before me, the undersigned, a Notary Public, in and for said County and State, this 16th day of November, 1921, personally appeared Eben H. Wolcott and Roy [Sahm], President and Secretary, respectively, of The State Savings & Trust Company, and for and on behalf of said Company, acknowledged the execution of the foregoing instrument.

         Witness my hand and Notarial Seal.

                                     Kathryn Holland (LS)

                                     Notary Public.
          My Commission expires, February 7, 1923.

          Recorded June 28, 1926 at 9:20 O'clock A.M.

BOOK 29, PAGE 284                                                         ITEM 5

May 6, 1929
For Assignment of this Mortgage
to Tower Realty Co.
See Release Record 30, page 153

         THIS AGREEMENT, made and entered into this 14/th/ day of February 1929, by and between Frank M. Fauvre and Lilian S. Fauvre, his wife, of the City of Indianapolis, Indiana, hereinafter called lessors, and The State Savings & rust Company, a corporation, of Indianapolis, Indiana, hereinafter called lessee, and Tower Realty Company, a corporation, of Indianapolis, Indiana, hereinafter called assignee, WITNESSETH:

         WHEREAS, the lessors under date of April 28, 1910, entered into a certain 99-year lease demising the following described real estate in Marion County, Indiana, to-wit:

                           Commencing at a point on the north line of Lot Eleven
                  (11) in Square fifty six (56) in the City of Indianapolis, twenty eight (28) feet and ten (10) inches east of the northwest corner of said lot; thence east along the north line of said lot fifty-eight (58) feet and nine (9) inches to the northeast corner of said lot; thence south along the east line of said lot, one hundred five (105) feet; thence due west eighteen (18) feet to a point; thence northwestwardly forty five (45) feet to a point (on a straight line which, if extended, would meet the west line of said lot on Circle Street at a point eight (8) feet northeastwardly from the southwest corner of said lot) thence due north eighty-four
                  (84) feet and two (2) inches to the place of beginning.

                           Also, beginning on the west line of lot eleven (11)
                  in square fifty six (56) in the City of Indianapolis, at a point on Circle Street eight (8) feet north of the southwest corner of said lot; thence north along Circle Street on the West line of said lot, sixty six (66) feet and two (2) inches to the northwest corner of said lot; thence east along the north line of said lot, twenty eight (28) feet and ten (10) inches; thence south parallel with the east line of said lot, eighty four (84) feet and two (2) inches to a point; thence northwesterly to the place of beginning, and meaning hereby to include all the real estate owned by the lessors in said Lot Eleven (11) Square fifty six (56) in the city of Indianapolis, to the German American Trust Company, which said lease was duly recorded in Miscellaneous Record 63, at page 146 in the office of the Recorder of Marion County, Indiana, and

                                       -1-

         WHEREAS, under date of January 31, 1914, a supplemental agreement was entered into by and between said lessors and said The State Savings & Trust Company, by the terms of which agreement and on the considerations therein expressed, said lessors consented to the assignment of said 99-year lease to said The State Savings & Trust Company, which supplemental agreement is recorded in Miscellaneous Record (172) at page 2, in the office of the Recorder of Marion County, Indiana, and

         WHEREAS, thereafter under date of February 13, 1914, pursuant to said consent, said German American Trust Company assigned said 99-year lease to said The State Savings & Trust Company, which said assignment is recorded in Miscellaneous Record 63, at page 580, in the office of the Recorder of Marion County, Indiana, and

         WHEREAS, under date of November 18, 1921, a further supplemental agreement was entered into between said lessors and said

BOOK 29 PAGE 285

The State Savings & Trust Company, whereby the said lessors granted an extension of ten years in the time within which a new building should be erected by lessee upon said demised premises, and an additional rental of $85.00 per month for a period of ten years was stipulated, and the income taxes and other charges to be paid by lessee were more specifically defined, and

         WHEREAS, said lessee now desires to assign said lease to said Tower Realty Company and said Tower Realty Company desires certain modifications of said original lease;

         NOW, THEREFORE, in consideration of the mutual and reciprocal obligations hereinafter undertaken, it is hereby agreed by and between the parties hereto as follows:

         1. The said lessee does hereby grant, sell, transfer, set over and assign unto said assignee, its successors and assigns, all the right, title and interest of said lessee in, to and under said 99-year lease and supplemental agreements hereinabove referred to, and the leasehold estate therein defined.

                                       -2-

         2. Said assignee, its successors and assigns, hereby agrees to pay to lessors, their heirs, administrators, successors or assigns, as additional rent in addition to all other payments heretofore provided to be made by lessee to lessors under the terms of said original lease and said supplemental agreements hereinabove referred to, the sum of $100.00 per month in advance during the period of time beginning May 1, 1934, and ending April 30, 1960 and all stipulations with reference to payment of rent, taxes and other charges in said original lease and supplemental agreements shall apply to the payment of rent herein and hereby provided.

         3. Said assignee, its successors and assigns, in consideration of the assignment hereby made, hereby further agrees to pay to said lessee, its successors and assigns the following [sums] of money, to-wit:

              For the term beginning April 1, 1929, and ending April 30, 1934, the sum of [$1980.00] per year, payable in equal monthly installments in advance;

              For the term beginning May 1, 1934 and ending April 30, 1939, the sum of $1800.00 per year, payable in equal monthly installments in advance;

              For the term beginning May 1, 1939 and ending April 30, 1960, the sum of $3800.00 per year, payable in equal monthly installments in advance; and

              For the term beginning May 1, [1960] and ending April 30,[_______] equal monthly installments in advance;

Said payments shall be made in the medium described in said original lease and no acceptance by lessee, or its successor or assigns, of any form of payment other than the standard gold coin provided for in said original lease shall be construed as a waiver by said lessee, its successors or assigns, of their rights to demand payment of any future rents in such gold coin.

         4. Said assignee for itself, its successors and assigns, hereby specifically accepts and receives this assignment subject to the payment of rental and all the obligations, covenants, conditions and requirements of said original lease and supplemental agreements above referred to, and said assignee for itself, its successors and assigns, hereby specifically assumes and agrees to pay, fulfill, keep and perform, in the manner provided for in said lease and supplemental agreements, all of the obligations, covenants, conditions and requirements thereof to be paid, fulfilled, kept and performed by the lessee.

         5. If assignee, its successors or assigns, shall at any time make default in the performance of any of the covenants of said original lease or said supplemental agreements, or the covenants to lessors herein undertaken, then lessors, their heirs, administrators, successors or assigns, shall have all the rights and remedies set forth and provided in said original lease or said supplemental agreements.

BOOK 29 PAGE 286

         6. If the assignee, its successors, or assigns, shall at any time make default in any of the payments herein provided to be made by assignee to lessee herein named, then lessee herein named, its successors or assigns, shall have the right, after twenty-five days previous notice in writing to the assignee, its successors and assigns, to declare this assignment terminated, and thereupon said 99-year lease and the leasehold estate therein defined shall revert to and be revested in said lessee, its successors or assigns, subject to all the obligations, conditions, terms, covenants and requirements of said original lease and said supplemental agreements and of this agreement, and said lessee, its successors or assigns, in such event, hereby agrees to pay, fulfill, keep and perform in the manner provided for in said lease and supplemental agreements and in this agreement all of the obligations, covenants, conditions and requirements thereof to be paid, fulfilled, kept and performed by the lessee under said lessee and supplemental agreements and this agreement, specifically including the obligation to pay additional rent herein, provided to be paid to lessor by assignee, its successors and assignees.

         The State Savings & Trust Company, for the purpose of preventing termination of said lease, shall have the right to cure any defaults of assignee to lessors in the manner and within the time fixed by said original lease, and in that event shall have the same right of reentry above provided.

         7. Any transfer or assignment, voluntary or involuntary, conditional or unconditional, made by the assignee herein, or assignee or successor in interest, of said lease or leasehold estate, shall be made upon the express condition that such transferee or successor in interest shall perform all the terms and conditions to be performed by assignee herein named under the terms of this agreement and shall make all payments required to be made to the lessee herein named under the terms hereof, this provision being for the benefit of the lessee herein named. Any assignment or transfer of interest by said assignee, or any assignee or successor in interest thereof, not in compliance with the terms hereof shall be null and void and shall give the lessee herein named the right, at its option, to reenter and take and hold possession of said premises under the terms of said original lease and supplemental agreements and this agreement after service of a notice for twenty-five days in writing upon the assignee, or its assign or successor in interest in possession of said premises.

         8. In the event the leasehold estate hereby assigned shall, by transfer either of the fee to the holder of the leasehold estate or vice versa, be merged in the estate in fee, then the owner of the merged estate shall pay any money payable to The State Savings & Trust Company by Tower Realty Company as herein provided as and, when same becomes due, but it is hereby specifically understood and agreed that if the lessors, their heirs, administrators, successors or assigns, shall terminate said lease for default in any of the covenants of said lease, supplemental agreements or this agreement, then there shall be no obligation or liability upon the lessors, their heirs, administrators, successors and assigns, to pay said The State Savings & Trust Company, its successors or assigns, any sum of money whatsoever, notwithstanding any provision to the contrary herein contained or otherwise provided elsewhere.

                                       -4-

         9. The rights, title and interest of the lessee herein named hereunder shall at all times be subject to transfer by sale, assignment or mortgage without the consent of any other party hereto, and any such transferee or successor in interest of the lessee herein named, shall have all of the rights of the lessee herein named, including the right of reentry herein reserved.

         10. All parties hereto hereby agree that said 99-year lease shall be, and it is hereby expressly modified as follows:

         A. In the event the assignee shall find it necessary to transfer this lease to some other person, firm or corporation prior to the erection of the contemplated building provided for in said lease, it shall have the right to do so provided said assignment is made in the manner and subject to the conditions provided for assignments in said lease after the erection of a building, and further provided that the words "this lease" as used in said original lease with reference to assignments shall include all modifications thereof as provided in the supplemental agreements herein referred to, and provided further that the subsequent assignee shall specifically agree to begin the erection of a new building, at least meeting the requirements specified in said original lease, within six months from the date of such assignment and to complete same within a reasonable time thereafter, and shall at the time of such assignment give to lessors security in the sum of $25,000.00 as provided in said original lease for the construction of a new building upon said premises.

BOOK 29 PAGE 287

         B. The lessee, its successors and assigns, including the assignee herein named, shall have the right prior to April 30, 2008 to remove or tear down any building or successive building which it may erect upon said premises in compliance with the terms of said lease, but only for the purpose of erecting a new building on said premises and said new building shall be finished and completed prior to April 30, 2009, provided that in such event, lessee, its successors and assigns, shall comply with all the terms of said original lease and supplemental agreements applicable to the erection of a first building by lessee on said premises, and provided further that after April 30, 2009, no building upon said premises shall be removed or torn down, except upon the written consent of lessors. In the event of failure to erect, finish and complete said new building within a reasonable time after tearing down or removing the preceding building, said lessors, their heirs, administrators, successors and assigns, may declare the demised term ended and reenter into the demised premises and any buildings and improvements then thereon, all as provided in said original lease in the case of failure to perform any of the covenants thereof, and in the event of failure to have a finished and completed building complying with the terms of said lease on said premises on April 30, 2009, all rights of lessee, its successors or assigns, to a renewal of said lease for an additional term of 99-years shall terminate and lessee shall thereupon deliver back said premises and all buildings and improvements thereon to lessors, their heirs, administrators, successors and assigns. It is specifically understood that this provision shall not be treated or construed as a waiver of the terms of said original lease with reference to the removal or alteration of buildings or improvements upon said demised premises, except to the extent herein specifically provided.

         11. It is specifically understood and agreed between all the parties that said original lease and supplemental agreements shall remain unchanged except as specifically provided herein, but all terms, conditions, restrictions, provisions and covenants thereof, except as herein specifically modified, shall be and remain in full force and effect, and assignee, for itself, its successors and assigns, hereby specifically agrees that each and all of said conditions, restrictions, provisions and covenants shall be binding upon it, its successors and assigns.

         12. The sub-lease of the real estate herein described heretofore executed between the State Savings & Trust Company and Tower Realty Company under date of December 28, 1928, and recorded in Miscellaneous Record 202, at page 320, in the office of the Recorder of Marion County, Indiana, is hereby cancelled and shall hereafter be of no further force and effect.

         13. Lessee warrants that it has good title to the 99-year lease hereby assigned as modified by the supplemental agreements herein referred to; that the same is free of all liens and encumbrances created or suffered by it and that it will surrender possession of said within described premises on the 1/st/ day of April, 1929, free of all leases of tenants, encumbrances, liens, contracts or other commitments, except as expressly set out herein. The lessee further agrees to serve in ample time any and all notices that may be required to obtain full and complete possession of all of said real estate on said 1/st/ day of April, 1929.

         14. The taxes, payable in the calendar year 1929 shall be pro-rated as of April 1, 1929. The lessee herein paying one-fourth of said taxes and the assignee paying three-fourths of said taxes.

         15. In the event lessors shall serve notice of default and termination of lease as herein, or in said original lease, provided, upon the assignee herein named, its successors or assigns, they shall also deliver a copy thereof to the lessee herein named, its successors or assigns, provided that, when and if the lessee herein named shall sell or assign its rights hereunder such successor or assignee, in order to be entitled to copy of notices as herein provided, shall first designate in writing to the lessors the name and address of a recognized and established banking institution of Indianapolis, Indiana, who shall act as agent for receipt of copies of notices as herein provided, then any copy of notices as herein provided shall be served upon such banking institution as agent for said successor or assignee of lessee herein named.

         In the event the assignee herein named, its successors or assigns, for the purpose of defraying the cost of erecting improvements upon the designed premises in accordance with the terms hereof shall mortgage its leasehold estate or shall issue and sell preferred stock for such purpose or shall desire to secure money therefor by any other legal method creating a lien upon said leasehold estate, then lessors and lessee herein named each agrees that if, and only if, the trustee representing the beneficiaries under such mortgage or other instrument executed for that purpose, or the representative acting for said preferred stockholders or other interested parties shall designate in writing to said lessors and lessee herein named the name and address or an established and recognized banking institution of Indianapolis, who shall act as

BOOK 29 PAGE 288

agent for receipt of copies of notices as herein provided, then at the time of giving any written notice to the assignee herein named, its successors or assigns, of any default or termination of said lease, a copy of such notice shall be served upon said banking institution as agent for said trustee or representative.

         It is specifically understood and agreed, however, that nothing contained in this agreement shall authorize the assignee, or its successors or assigns, to do any act or make any contract so as to encumber in any manner the title of the lessors in said demised premises or the lessors' interest in any buildings or improvements thereon, or to be erected thereon, or any of the rights, title or interest of the lessee as herein set forth.

         16. Upon the terms and conditions aforesaid, and not otherwise, the lessors hereby consent to the assignment of the aforedescribed 99-year lease to said Tower Realty Company by said The State Savings & Trust Company.

         Executed in triplicate this 14 day of February, 1929.

(SEAL)                                     THE STATE SAVINGS & TRUST COMPANY,
ATTEST

                                           By /s/ Scott R. Brewer
                                              -------------------
                                                  President

  /s/ Kathryn Holland
---------------------
Asst. Secretary

(SEAL)                                     TOWER REALTY COMPANY,
ATTEST

                                           By /s/ Leo M. Rappaport
                                              --------------------
                                                  President

/s/ Rosemary  T. Hungate
------------------------
Secretary

                                           /s/ Frank M. Fauvre
                                           --------------------

                                           /s/ Lilian S. Fauvre
                                           --------------------

BOOK 29 PAGE 289

STATE OF INDIANA                )
                                ) SS:
COUNTY OF MARION                )

         Before me, the undersigned, a Notary Public, in and for the County and State aforesaid, personally appeared this day Scott R. Brewer and Kathryn Holland, President and Asst. Secretary, respectively of The State Savings & Trust Company, and as such and for and in behalf of said Company acknowledged the execution of the foregoing instrument, as the authorized act and deed of said Company.

         IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal this 14/th/ day of February, 1929.

My commission expires                                /s/ [Irene Michel]
                                                     ------------------
March 22, 1931                                       Notary Public.
(SEAL)

                                       ***

STATE OF INDIANA                )
                                ) SS:
COUNTY OF MARION                )

         Before me, the undersigned, a Notary Public, in and for the County and State aforesaid, personally appeared this day Leo M. Rappaport and Rosemary T. Hungate, President and Secretary, respectively of Tower Realty Company, and as such and for and in behalf of said Company acknowledged the execution of the foregoing instrument, as the authorized act and deed of said Company.

         IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal this 14/th/ day of February, 1929.

My commission expires                                /s/[Albricht R. King]
                                                     ---------------------
January 14, 1933                                     Notary Public
(SEAL)

                                       ***


STATE OF FLORIDA              )
                              ) SS:
PINELLAS COUNTY               )

         Before me, the undersigned, a Notary Public, in and for the County and State aforesaid, personally appeared this day Frank M. Fauvre and Lilian S. Fauvre, his wife, each of whom acknowledged the execution of the above and foregoing instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal this 16/th/ day of February, 1929.

My commission expires                     /s/ [Irene Furton]
                                          ------------------
Notary Public for the                     Notary Public.
State of Florida at Largo
[_______________________]
(SEAL)

Recorded February 18, 1929 at [14 05] o'clock A.M.

                                                                          ITEM 6

Book 30, page 152                       [17915]

                                   ASSIGNMENT

         THIS AGREEMENT, made this 4/th/ day of May, 1929, by and between THE STATE SAVINGS AND TRUST COMPANY, a corporation of Indianapolis, Indiana, hereinafter called "First Party", TOWER REALTY COMPANY, a corporation of Indianapolis, Indiana, hereinafter called "Second Party", and FRANK M. FAUVRE and LILIAN S. FAUVRE, his wife, of the City of Indianapolis, Indiana, hereinafter called "Third Party", WITNESSETH:

         WHEREAS, the parties hereto on the 14/th/ day of February 1929, entered into a written agreement, by the terms of which the first party granted, sold, transferred, set over and assigned to the second party, its successors and assigns, all the right, title and interest of said first party in, to and under the ninety-nine year lease dated April 28, 1910 and recorded in Miscellaneous Record 63, page 146 in the office of the Recorder of Marion County, Indiana, and executed by the third party to German-American Trust Company, covering the following described real estate in Marion County, Indiana, to-wit:

                           Commencing at a point on the north line of
                  Lot Eleven (11) in Square fifty six (56) in the City of Indianapolis, twenty-eight (28) feet and ten (10) inches east of the northwest corner of said lot; thence east along the north line of said lot, fifty-eight (58) feet and nine (9) inches to the northeast corner of said lot; thence south along the east line of said lot, one hundred five (105) feet; thence due west eighteen (18) feet to a point; thence northwestwardly forty five (45) to a point (on a straight line which, if extended, would meet the west line of said lot on Circle Street at a point eight (8) feet northeastwardly from the southwest corner of said lot) thence due north eighty four (84) feet, and two (2) inches to the place of beginning.

                           Also, beginning on the west line of lot
                  eleven (11) in square fifty six (56) in the City of Indianapolis, at a point on Circle Street eight (8) feet north of the southwest corner of said lot; thence north along Circle Street on the west line of said lot, sixty-six (66) feet and two (2) inches to the northwest corner of said lot; thence east along the north line of said lot, twenty-eight (28) feet and ten (10) inches; thence south parallel with the east line of said lot, eighty-four (84) feet and two
                  (2) inches to a point; thence Northwesterly to the place of beginning, and meaning hereby to include all the real estate owned by the lessors in said Lot Eleven (11) Square Fifty-six (56) in the City of Indianapolis, and

         WHEREAS, by said agreement on the 14/th/ day of February, 1929, the first party likewise assigned to the second party all its right title and interest in and to all agreements supplemental and pertaining to said ninety-nine year lease, and

         WHEREAS, by the terms of said agreement of February 14, 1929, the first party retained certain rights and interests in and to said ninety-nine year lease and the agreements supplemental and pertaining thereto, but now desires to sell, transfer, assign and set over unto the second party, all right, title and interest in and to said lease and the agreements supplemental and pertaining thereto reserved to it under said agreement of February 14, 1929.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, it is agreed between the parties hereto that THE STATE SAVINGS AND TRUST COMPANY, a corporation of Indianapolis, Indiana, does hereby grant, sell, transfer, set over and assign unto TOWER REALTY COMPANY, a corporation of Indianapolis, Indiana, its successors and assigns, all its right, title and interest in and to the

Book 30 Page 153

following leases and agreements:

         1. The ninety-nine year lease executed by Frank M. Fauvre and Lilian S. Fauvre, his wife, to German-American Trust Company, dated April 28, 1910, and recorded in Miscellaneous Record 63 at page 146 in the office of the Recorder of Marion County, Indiana.

         2. A supplemental agreement entered into by and between Frank M. Fauvre and Lilian S. Fauvre, his wife, and The State Savings & Trust Company, a corporation of Indianapolis, Indiana, dated January 31, 1914, and recorded in Miscellaneous Record 172 at page 2 in the office of the Recorder of Marion County, Indiana.

         3. An agreement of assignment entered into between German-American Trust Company, a corporation of Indianapolis, Indiana, and The State Savings & Trust Company, a corporation of Indianapolis, Indiana, on the 13/th/ day of February, 1914, and recorded in Miscellaneous Record 63 at page 580

                                       -2-

         3. in the office of the Recorder of Marion County, Indiana.

         4. A supplemental agreement entered into between Frank M. Fauvre and Lilian S. Fauvre, his wife, of Indianapolis, Indiana, and The State Savings & Trust Company, a corporation of Indianapolis, Indiana, on the 16/th/ day of November, 1921, and recorded into Miscellaneous Record 172 at page 4 of the records in the Recorder's office of Marion County, Indiana.

         5. The agreement and assignment entered into between the parties hereto on the 14th day of February 1929, and recorded in Release Record 29, Page 284, of the records in the Recorder's office of Marion County, Indiana.

         It is further understood and agreed the said first party has [received settlement] in full of all payments [undertaken] to be made to it by said contract of February 14, 1929, and said second and third parties, and each of them, are hereby fully and completely released and discharged from any and all obligations of any kind or character to first party or its assigns [created] by said contract of February 14, 1929.

         It is further agreed and understood between the parties hereto that in consideration of the assignment hereby made said Tower Realty Company agrees to perform all the terms and conditions to be performed by said THE STATE SAVINGS AND TRUST COMPANY under any and all of the foregoing agreements hereby assigned.

         It is further agreed that the first party does hereby specifically release the second party from all rights and claims it might have, or might have had, by virtue of the lease agreement heretofore entered into between the first and second parties on the 28/th/ day of December, 1928, and recorded in Miscellaneous Record 202 at page 320 in the office of the Recorder of Marion County, Indiana, which lease agreement has heretofore been cancelled pursuant to the terms of the written agreement entered into between the parties hereto on the 14/th/ day of February, 1929, and said cancellation is hereby confirmed and ratified by all the parties hereto.

Book 30, page 154

         It is further agreed and understood between the parties hereto that the aforementioned agreement entered into between the parties hereto on the 14/th/ day of February, 1929, shall in all other respects remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and the seals of their respective corporations the day and year first above written.

(SEAL)                                      THE STATE SAVINGS AND TRUST COMPANY
ATTEST

                                            By   /s/ Scott R. Brewer
                                              -----------------------
                                                President.
/s/ Kathryn Holland
-------------------
     Asst. Secretary.

(SEAL)                                      TOWER REALTY COMPANY
ATTEST

                                            By  /s/ Leo M. Rappaport
                                              -----------------------
                                                President.
/s/ Rosemary T. Hungate
-----------------------
     Secretary.

                                            /s/ Frank M. Fauvre
                                            -------------------


                                            /s/ Lilian S. Fauvre
                                            --------------------

STATE OF INDIANA   )
                   ) SS:
COUNTY OF MARION   )

         Before me, the undersigned, a Notary Public, in and for the County and State aforesaid, personally appeared this day Scott R. Brewer and Kathryn Holland, President and Asst. Secretary, respectively, of The State Savings & Trust Company, and as such and for and in behalf of said Company acknowledged the execution of the foregoing instrument, as the authorized act and deed of said Company.

         IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal this 6/th/ day of May, 1929.

(SEAL)

My commission expires                      /s/ [Irene Michel]
                                           ------------------
March 22, 1931                             Notary Public

STATE OF INDIANA    )
                    ) SS:
COUNTY OF MARION    )

         Before me, the undersigned, a Notary Public, in and for the County and State aforesaid, personally appeared this day Leo M. Rappaport and Rosemary T. Hungate, President and Secretary, respectively of Tower Realty Company, and as such and for and in behalf of said Company acknowledged the execution of the foregoing[instrument as the authorized act and deed of said Company.

         IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal this 4/th/ day of May, 1929.

(SEAL)

My commission expires                      /s/ [Albricht R. King]
                                           ----------------------
January 14, 1933                           Notary Public

STATE OF INDIANA    )
                    ) SS:
COUNTY OF MARION    )

         Before me, the undersigned, a Notary Public, in and for the County and State aforesaid, personally appeared this day Frank M. Fauvre and Lilian S. Fauvre, his wife, each of whom acknowledged the execution of the above and foregoing instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal this 4/th/ day of May, 1929.

(SEAL)

My commission expires                           /s/ [Irene Furton]
                                                ------------------
[Aug. 8, 1931]                                  Notary Public.

                                    Recorded May 6, 1929 at [3 75] o'clock P.M.

74-65208                                             RECEIVED FOR RECORD
                                                     OCTOBER 16 3:19 P.M. `74
                                                     FAYE [_________________]
                                                     RECORDER OF MARION, IN

                            ASSIGNMENT AND ASSUMPTION

                                   ASSIGNMENT

         Tower Realty Company, Inc., and Indiana Corporation ("Tower"), assigns to First Union Real Estate Equity and Mortgage Investments, an Ohio business trust ("First Union"), all of its right, title and interest in, to and under:

         (1) the Indenture from Frank M. Fauvre and Lilian S. Fauvre to German American Trust Company dated April 28, 1910, and recorded on May 21, 1910, in Miscellaneous Record 63, Page 146, in the office of the Recorder of Marion County, Indiana;

         (2) the Indenture from Frank M. Fauvre and Lilian S. Fauvre to The State Savings and Trust Company dated January 31, 1914, and recorded on June 28, 1926, in Miscellaneous Record 172, Page 2, in the office of the Recorder of Marion County, Indiana;

         (3) the Agreement between German American Trust Company and The State Savings and Trust Company dated February 13, 1914, and recorded on February 14, 1914, in the Miscellaneous Record 63, Page 580, in the office of the Recorder of Marion County, Indiana;

         (4) the Agreement between Frank M. Fauvre and Lilian S. Fauvre and The State Savings and Trust Company dated November 16, 1921, and recorded on June 28, 1926, in Miscellaneous Record 172, Page 4, in the office of the Recorder of Marion County, Indiana;

         (5) the Agreement between Frank M. Fauvre and Lilian S. Fauvre; The State Savings & Trust Company and Tower dated February 14, 1929, and recorded on February 18, 1929, in Release and Assignment Record 29, Page 284, in the office of the Recorder of Marion County, Indiana;

         (6) the Assignment from The State Savings and Trust Company and Frank
         M. Fauvre and Lilian S. Fauvre to Tower dated May 4, 1929, in Release and Assignment Record 30, Page 152 in the office of the Recorder of Marion County, Indiana;

         (7) the Indenture from Edson T. Wood et al. to The Gennett Corporation dated January 2, 1920, and recorded on May 18, 1920, in Miscellaneous Record 112, Page 342, in the office of the Recorder of Marion County, Indiana;

         (8) the Lease from Gennett Corporation to Monument Reality Company dated July 22, 1929, and recorded on July 26, 1929, in Miscellaneous Record 211, Page 489, in the office of the Recorder of Marion County, Indiana;

         (9) the Agreement between Belle Baldwin Wood et al., The Gennett Corporation, Monument Realty Company and Tower dated July 24, 1929, and recorded on August 19, 1929, in Miscellaneous Record 212, Page 86, in the office of the Recorder of Marion County, Indiana;

         (10) the Assignment of Lease from the Gennett Corporation to The Gennett Realty Co. dated June 19, 1926, and recorded on July 10, 1926, in Release and Assignment Record 19, Page 56, in the office of the Recorder of Marion County, Indiana;

         (11) the Assignment of Lease from The Gennett Realty Co. to The Gennett Corporation dated July 18, 1929, and recorded on July 22, 1929, in Release and Assignment Record 31, Page 68, in the office of the Recorder of Marion County, Indiana;

         (12) the Assignment of Lease from The Gennett Corporation to The Gennett Investment Company dated January 2, 1934, and recorded in February 24, 1936, in Miscellaneous Record 268, Page 232, in the office of the Recorder of Marion County, Indiana.

         (13) the Assignment of Lease from The Gennett Corporation to The Gennett Investment Company dated October 1, 1937, and recorded on October 4, 1937, in Miscellaneous Record 283, Page 170, in the office of the Recorder of Marion County, Indiana;

         (14) the Agreement between The Gennett Investment Company, Inc. and Monument Realty Company, Inc. dated December 30, 1958, and recorded on January 7, 1959, in Miscellaneous Record 617, page 399, in the office of the Recorder of Marion County, Indiana;

         (15) those leases, tenancies, options and commitments which are currently in effect with respect to space in the office building situated on the real estate described below and which are described in Exhibits B-1 and B-2 to the Contract of Sale between Tower and First Union dated June 11, 1974; and

         (16) those leases, tenancies, options and commitments which are currently in effect with respect to space in the office building situated on the real estate described below and to which First Union has consented in writing pursuant to Section 2.01 of the Contract of Sale between Tower and First Union dated June 11, 1974, for the sum of $1.00 and other valuable consideration, the receipt and sufficiency of which are evidenced by the execution and delivery of this Assignment.

         The real estate which is the subject of the instruments described in numbered paragraphs (1) through (16) above is located in Marion County, Indiana, and consists of two contiguous tracts each of which was resurveyed on or about September 29, 1974, the survey being evidenced by a certificate of James A. Dankert, Registered Land Surveyor, dated October 9, 1974. The first tract, to which the instruments described in numbered paragraphs (1) through (6) above relate, as resurveyed in described as follows:

                           Part of Lots 11 and 12 in Square 56 in the City of
                  Indianapolis, Indiana, described as follows:

                           Beginning on Circle Street on the West line
                  of said Lot 11 at a point 8.00 feet Northeast of the Southwest corner of the said Lot 11; thence Southwesterly along the West line of the said Lots 11 and 12 a distance of 30 feet and 2 inches (30. 17 feet); thence South 51 degrees 35 minutes 30 seconds East 67.96 feet to a point which lies South 90 degrees 00 minutes 00 seconds West 69.75 feet from a point on the East line of the said Lot 12, which point on said

                  East line lies South 00 degrees 00 minutes 00 seconds 2.50 feet from the Northeast corner of the said Lot 12; thence South 90 degrees 00 minutes 00 seconds East 69.75 feet to the point on said East line; thence North 00 degrees 00 minutes 00 seconds along the East line of the said Lots 12 and 11 a distance of 26.18 feet to a point which lies South 00 degrees 00 minutes 00 seconds 105.00 feet from the Northeast corner of the said Lot 11; thence North 90 degrees 00 minutes 00 seconds West 12.81 feet to a line which extends Southeasterly from the place of beginning to a point on the East line of the said Lot 11, which point on said East line lies North 00 degrees 00 minutes 00 seconds 18.00 feet from the Southeast corner of the said Lot 11; thence North 66 degrees 05 minutes 00 seconds West along said line 104.36 feet to the place of beginning, containing 4,536 square feet, more of less.

         The second tract, to which the instruments described in numbered paragraphs (7) through (14) above relate, as resurveyed is described as follows:

                  Part of Lot 11 in Square 56 in the City of
                  Indianapolis, Indiana, described as follows:

                  Beginning on Circle Street on the West line of the said Lot 11, at a point 8.00 feet Northeast of the Southwest corner of the said Lot 11; thence Northeasterly along the West line of the said Lot 11 a distance of 66 feet and 2 inches (66.17 feet) to the Northwest corner of the said Lot 11; thence North 90 degrees 00 minutes 00 seconds East along the North line of the said Lot 11 a distance of 87 feet and 7 inches (87.58 feet) to the Northeast corner of the said Lot 11; thence South 00 degrees 00 minutes 00 seconds along the East line of the said Lot 11 a distance of 105.00 feet; thence South 90 degrees 00 minutes 00 seconds West 12.81 feet to a line which extends Southeasterly from the place of beginning to a point on the East line of the said Lot 11, which point on said East line lies North 00 degrees 00 minutes 00 seconds 18.00 feet from the Southeast corner of the said Lot 11; thence North 66 degrees 05 minutes 00 seconds West along the said line 104.36 feet to the place of beginning, containing 8,599 square feet, more or less.

         The leases, tenancies, options and commitments described in numbered paragraphs (15) and (16) above relate to space in the office building which is presently situated on both tracts.

         This Assignment has been executed and delivered on October 16, 1974.

(SEAL)                                             TOWER REALTY COMPANY, INC.

ATTEST

                                                   By    /s/ George A. Kuhn, Jr.
                                                         -----------------------
                                                         George A. Kuhn, Jr.,
                                                         its President
/s/  James J. Bright
--------------------
     James J. Bright,
     its Secretary

                                   ASSUMPTION

         First Union Real Estate Equity and Mortgage Investments, an Ohio business trust ("First Union"), hereby expressly accepts, assumes and agrees to perform all premises, and covenants and agreements to which Tower Realty Company, Inc., and Indiana corporation ("Tower"), is subject in, to and under the instruments described in numbered paragraphs (1) through (16) of the preceding Assignment. Notwithstanding anything herein to the contrary contained, this Assumption is made and executed by First Union by an authorized officer thereof on behalf of the sole Trustees thereof, and none of such Trustees or any additional or successor Trustee hereinafter appointed, nor any beneficiary of First Union, shall have any liability hereunder in his personal or individual capacity, but, instead, all parties shall look solely to the property and assets of First Union for satisfaction of claims of any nature arising under of in connection with this Assumption.

         This Assumption has been executed and delivered on October 16, 1974.

                                                FIRST UNION REAL ESTATE EQUITY
                                                AND MORTGAGE INVESTMENTS
[SEAL]
                                                By  /s/ Dallan W. Martin
                                                    --------------------
                                                         Dallan W. Martin,
                                                         its Vice President

STATE OF INDIANA   )
                   ) SS:
COUNTY OF MARION   )

         On October 16, 1974, before me, a Notary Public having jurisdiction to act in my capacity as such within this State and County, personally appeared George A. Kuhn, Jr., and James J. Bright, known to me to be the President and Secretary, respectively, of Tower Realty Company, Inc., an Indiana corporation, each of whom, upon first being duly sworn by me upon his oath according to the law, acknowledged that he had executed the preceding Assignment for and on behalf of Tower Realty Company, Inc.

(SEAL)
My commission expires                                   /s/ Cheryl T. Adkins
                                                        --------------------
August 21, 1977                                         Notary Public

                                                        CHERYL T. ADKINS
                                                        ----------------
                                                        Printed Name

STATE OF INDIANA   )
                   ) SS:
COUNTY OF MARION   )

         On October 16, 1974, before me, a Notary Public having jurisdiction to act in my capacity as such within this state and county, personally appeared Dallan W. Martin, known to me to be the Vice President of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust, who, after first being duly sworn by me upon his oath according to law, acknowledged that he had executed the preceding Assumption for and on behalf of First Union Real Estate Equity and Mortgage Investments.

(SEAL)

My commission expires                                   /s/ Cheryl T. Adkins
                                                        --------------------
August 21, 1977                                         Notary Public

                                                        CHERYL T. ADKINS
                                                        ----------------
                                                        Printed Name

This instrument prepared by James A. McDermott.

                                       -7-

                                       62